EXHIBIT 99.1

Access Plans USA, Inc. Announces Results for Second Quarter 2008: Revenue Up 11 Percent; Modestly Improved Results in Two Principal Operating Units Reduces Loss for the Quarter

                  Access Plans USA, Inc. - Financial Highlights
                 (dollars in thousands except per share amounts)

                        Quarter Ended            Six Months Ended
                           June 30,                   June 30,
                  -------------------------  -------------------------
                   2008     2007   % Change   2008     2007   % Change
                  -------  -------  -------  -------  -------  -------
 Revenues         $10,058  $ 9,065       11% $19,739  $16,363       21%
 Gross margin*      3,446    4,222      -18%   6,844    8,111      -16%

 Net loss         $  (325) $(5,452)     ***  $(1,369) $(5,777)     ***
 Net loss per
  diluted share   $ (0.02) $ (0.29)     ***  $ (0.07) $ (0.33)     ***

 Core earnings
  (loss):**
   Irving
    operations    $   185  $   (44)     ***  $   165  $  (170)     ***
   El Paso
    operations       (357)     272      ***     (593)     565      ***
                  -------  -------           -------  -------
     Total        $  (172) $   228      ***  $  (428) $   395      ***
                  =======  =======           =======  =======

  * Gross Margin comprises total revenue less commissions, provider network benefit costs, other costs directly related to revenue generation, and interest expense
 ** Core Earnings comprise pre-tax income before charges for depreciation, amortization, non-cash stock compensation, goodwill and other non-cash charges, restructuring charges, and significant legal/settlement costs related to prior year activities.
    -- Irving operations comprise the Insurance Marketing, Consumer
       Plan and Corporate results.
    -- El Paso operations comprise the results of the Regional
       Healthcare division.
 *** Not meaningful.

IRVING, Texas, Aug. 14, 2008 (PRIME NEWSWIRE) -- Access Plans USA, Inc. (Nasdaq:AUSA), a developer and nationwide distributor of quality affordable consumer driven healthcare programs designed to deal with the rising costs of healthcare, reported its financial results for the quarter ended June 30, 2008.

Second quarter revenue grew 11% to $10.1 million, reflecting a 29% growth in Insurance Marketing revenue and increased revenue attributable to Consumer Plan's October 1, 2007 acquisition of Protective Marketing Enterprises, Inc. (PME) being partially offset by a 60% decrease in Regional Healthcare Division revenue. The higher year-to-date revenue growth rate of 21% reflects the acquisition of the Insurance Marketing Division on January 30, 2007. The decline in Regional Healthcare's revenue, which is driven by the previously disclosed loss of two major contracts, is the principal driver of the 18% second quarter and 16% year-to-date decreases in gross margin.

Core earnings for the Irving based operations aggregated $185 thousand for the second quarter and $165 thousand year-to-date, which contrasts favorably with the prior year losses. This reflects Insurance Marketing earnings growth, higher second quarter 2008 Consumer Plan results, primarily as a result of a reduction in accelerated commission payments, and lower Corporate expenditures. The significant adverse change in Regional Healthcare core earnings from prior year gains to current year losses reflects the aforementioned contract terminations. The Company believes that "core earnings" better recognizes the underlying operating activity -- the table set forth later in this news release provides a reconciliation of this non-GAAP financial measure to our reported GAAP results.

The second quarter 2008 net loss of $325 thousand and the year-to-date loss of $1,369 thousand reflects core earnings adjusted to include a) non-cash depreciation, amortization and stock-compensation costs aggregating $281 thousand and $593 thousand, respectively, b) charges relating to the previously disclosed legal matters of The Capella Group Inc. subsidiary and the Regional Healthcare division of $149 thousand and $679 thousand, respectively, c) a $164 thousand restructuring and severance charge recorded in the second quarter of 2008, d) franchise tax expense and e) earnings from discontinued operations (principally a $385 thousand second quarter gain on sale). During June 2008 we exited the Medicare supplement insurance market by selling all of ACP Agency's rights to future override commissions to a third party. The results of ACP Agency, which were previously included in Insurance Marketing, have been reclassified as a discontinued operation. The prior year quarter and year-to-date losses include a $4,092 thousand goodwill impairment charge and a $696 thousand restructuring charge attributable to exiting unsuccessful marketing initiatives.

"Our second quarter results reflect the maturity of Insurance Marketing's AHCP Agency into a profitable operation, combined with a modest turnaround in Consumer Plan's results," said Ian R. Stuart, Interim President and Chief Executive Officer of Access Plans USA. "However, these positive earnings trends are more than offset by Regional Healthcare's 2008 losses and the substantial, albeit lower, costs attributable to operating as a publicly traded company."

"Looking ahead, we are seeking further earnings growth in our Insurance Marketing and Consumer Plan divisions," Stuart said. "During the second quarter of 2008, we secured preliminary commitments from two major health insurance carriers to provide Insurance Marketing with new proprietary or private label products and we added Consumer Plan sales and marketing resources and developed a relatively broad pipeline of new sales opportunities for the second half of the year, principally with new call centers."

"The repositioning of our El Paso-based Regional Healthcare Division and reduction of this unit's current negative operating cash flow is a top-priority. While our Regional Healthcare Division continues to generate significant operating losses," Stuart noted, "we have received preliminary expressions of interest from several parties regarding leveraging Regional Healthcare's claims administration capabilities and accessing our local proprietary hospital and physician networks. We have also made progress toward reaching a satisfactory resolution with the Department of Justice in its investigation of certain activities of former management. However, our ability to rapidly change the structure of this operating division is currently being constrained by a dispute with one of our hospital network providers. We are seeking to resolve this dispute as quickly as possible."

Stuart also commented that in addition to the aforementioned initiatives "we have commenced various discussions to actively explore potential strategic alliances and alternatives for the Company."

 Additional financial information is set forth on the following pages:
 * Condensed Consolidated Statement of Operations, Cash Flow and
   Balance Sheet Data
 * Reconciliation of GAAP to Non-GAAP (Core Earnings) Financial
   Measures
 * Supplementary Financial Data

About Access Plans USA

Access Plans USA provides access to affordable healthcare. We develop and distribute quality affordable consumer driven healthcare programs for individuals and families, and, to a lesser extent, employer groups. Our products and programs are designed to deal with the rising costs of healthcare. They include health insurance plans and non-insurance healthcare discount programs to help provide solutions for the millions of Americans who need access to affordable healthcare. We also offer third party claims administration, provider network management, and utilization management services to employers and groups that choose to utilize partially self funded strategies to finance their benefit programs. We are committed to assuring that our clients have access to the healthcare that they need at prices they can afford. For more information on Access Plans USA, Inc. please visit www.accessplansusa.com.

The Access Plans USA, Inc. logo is available at http://www.primenewswire.com/newsroom/prs/?pkgid=3487

Disclaimer

Certain statements included in this news release constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Certain, but not necessarily all, of such forward-looking statements can be identified by the use of forward-looking terminology such as "anticipate", "believes", "expects", "may", "will", or "should", or other variations thereon, and by discussions of strategies that involve risks and uncertainties. Access Plans USA, Inc. actual results or industry results may be materially different from any future results expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include those set forth under the caption "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2007, and each of the Quarterly Reports on Form 10-Q filed since such date. The Company undertakes no obligation to update any forward-looking statements or to make any other forward-looking statement, whether as a result of new information, future events, or otherwise.

                             Access Plans USA, Inc.
                Condensed Consolidated Statements of Operations,
                        Cash Flow and Balance Sheet Data
                 (dollars in thousands except per share amounts)

                                     Quarter Ended    Six Months Ended
                                        June 30,          June 30,
                                    ----------------  ----------------
                                     2008    2007(1)   2008    2007(1)
                                    -------  -------  -------  -------
 Statement of Operations Data
 ----------------------------
 Total revenue                      $10,058  $ 9,065  $19,739  $16,363
 Direct expenses                      6,612    4,843   12,895    8,252
                                    -------  -------  -------  -------
   Gross margin                       3,446    4,222    6,844    8,111

 Personnel, general and
  administrative costs
  and depreciation/
  amortization                        4,048    4,906    8,544    9,132
 Restructuring and impairment
  charges                               164    4,788      164    4,788
                                    -------  -------  -------  -------
   Total operating expenses           4,212    9,694    8,708   13,920
                                    -------  -------  -------  -------

 Loss from continuing operations
   before income taxes                 (766)  (5,472)  (1,864)  (5,809)
 Provision for income taxes               3       16       22       38
                                    -------  -------  -------  -------
   Loss from continuing operations     (769)  (5,488)  (1,886)  (5,847)
 Income from discontinued operations    444       36      517       70
                                    -------  -------  -------  -------
   Net loss                         $  (325) $(5,452) $(1,369) $(5,777)
                                    =======  =======  =======  =======

 Basic and diluted net income (loss)
  per share:
   Continuing operations            $ (0.04) $ (0.29) $ (0.09) $ (0.33)
   Discontinued operations             0.02       --     0.02       --
                                    -------  -------  -------  -------
     Total                          $ (0.02) $ (0.29) $ (0.07) $ (0.33)
                                    =======  =======  =======  =======

 Statement of Cash Flows Data
 ----------------------------
 Net cash provided by (used in):
   Operating activities:
     Continuing operations          $  (766) $   106  $(2,075) $   439
     Discontinued operations            874     (178)     928     (161)
                                    -------  -------  -------  -------
       Total                            108      (72)  (1,147)     278
   Investing activities                 453       96     (155)     352
   Financing activities                (185)       8      372      (84)
                                    -------  -------  -------  -------
     Net change in unrestricted
      cash                          $   376  $    32  $  (930) $   546
                                    =======  =======  =======  =======

                                    June 30, Dec. 31,
 Balance Sheet Data                   2008     2007
 ------------------                 -------  -------
 Unrestricted cash                  $ 1,694  $ 2,624
 Restricted short-term investments    1,154    1,231

 Total debt                           1,675    1,255

 Working capital                      1,469    1,165

 Goodwill and intangible assets       8,562    8,949
 Shareholders' equity                 9,939   11,257
                                    =======  =======

 1) Reclassified certain amounts to conform to the current period's presentation

                             Access Plans USA, Inc.
      Reconciliation of GAAP to Non-GAAP (Core Earnings) Financial Measures
                             (Dollars in Thousands)

                        2008                       2007
                  ----------------  ----------------------------------
                    2Q       1Q       4Q       3Q       2Q       1Q
                  -------  -------  -------  -------  -------  -------
 Pre-tax earnings/
  (loss) - GAAP
 -----------------
 * Consumer Plan  $   116  $  (268) $   268  $(3,179) $  (640) $   156
 * Insurance
    Marketing (1)     189      182      141     (543)    (150)     (81)
 * Corporate         (593)    (605)    (595)    (546)    (597)    (678)
                  -------  -------  -------  -------  -------  -------
     Irving based
      operations     (288)    (691)    (186)  (4,268)  (1,387)    (603)
 * Regional
    Healthcare       (478)    (407)     299      (44)  (4,085)     266
                  -------  -------  -------  -------  -------  -------
     Consolidated
      Total       $  (766) $(1,098) $   113  $(4,312) $(5,472) $  (337)
                  -------  -------  -------  -------  -------  -------

 Reconciling items
  - add back:
 -----------------
 a) Goodwill
     valuation charges:
    * Consumer Plan    --       --       --    3,377       --       --
    * Insurance
       Marketing       --       --       --      600       --       --
    * Regional
       Healthcare      --       --       --       --    4,092       --
 b) Other impairment
     charges:
    * Consumer Plan    --       --       28       --      522       --
    * Insurance
       Marketing       --       --       --       --      174       --
    * Corporate       164       --       --       --       --       --
 c) Intangible asset
     amortization:
    * Consumer Plan    45       46       46       --       --       --
    * Insurance
       Marketing      149      149      149      149      149      100
 d) Depreciation
     charges:
    * Consumer Plan    45       45       53       36       26       75
    * Insurance
       Marketing        9        9        7        6        5        3
    * Regional
       Healthcare      17       25       25       25       26       27
    * Corporate         1        2        2        2        2        3
 e) Non-cash stock
     compensation
     expense:
    * Corporate        15       36       34       52       59      259
 f) Legal and
     settlement
     costs:
    * Consumer Plan    45      334       53       93      406       37
    * Regional
       Healthcare     104      146       49      219      239       --
    * Corporate        --       50       --       --       --       --

 Pre-tax core
  earnings - non-
  GAAP:
 -----------------
  * Consumer
     Plan (2)     $   251  $   157  $   448  $   327  $   314  $   268
  * Insurance
     Marketing (1)    347      340      297      212      178       22
  * Corporate        (413)    (517)    (559)    (492)    (536)    (416)
                  -------  -------  -------  -------  -------  -------
     Irving based
      operations      185      (20)     186       47      (44)    (126)
  * Regional
     Healthcare      (357)    (236)     373      200      272      293
                  -------  -------  -------  -------  -------  -------
      Consolidated
       Total      $  (172) $  (256) $   559  $   247  $   228  $   167
                  =======  =======  =======  =======  =======  =======

 1)  Insurance Marketing excludes the ACP Agency results reported as discontinued operations
 2)  Restated 1Q08 Consumer Plan core earnings to include cost of accelerated commission payments

                              Access Plans USA, Inc.
         Supplementary Financial Information (Dollars in Thousands) (1)

                        2008                       2007
                  ----------------  ----------------------------------
                    2Q       1Q       4Q        3Q       2Q      1Q
                  -------  -------  -------  -------  -------  -------
 Consumer Plan
  Division (2)
 Member count at
  quarter-end
   Program         49,709   55,535   39,737   27,902   28,965   30,649
   Network         38,278   37,950   46,718      n/a      n/a      n/a

 Revenues         $ 4,092  $ 3,906  $ 4,238  $ 3,146  $ 3,269  $ 3,141
 Gross margin       1,553    1,375    1,735    1,242    1,420    1,528
 Core earnings        251      157      448      327      314      268
   Operating
    margin            6.1%     4.0%    10.6%    10.4%     9.6%     8.5%
                  =======  =======  =======  =======  =======  =======

 Insurance Marketing
  Division (3)
 Major medical
  policies in-force
  at quarter-end   19,161   17,820   16,449   15,317   14,353   13,665

 Revenues         $ 5,267  $ 4,923  $ 4,468  $ 4,331  $ 4,077  $ 2,370
 Gross margin       1,230    1,216    1,133    1,083    1,159      671
 Core earnings        347      340      297      212      178       22
   Operating margin   6.6%     6.9%     6.6%     4.9%     4.4%     0.9%
                  =======  =======  =======  =======  =======  =======

 Regional Healthcare
  Division
 Member count at
  quarter end      11,253   11,067   25,612   28,215   29,666   31,005

 Revenue          $   685  $   847  $ 1,580  $ 1,620  $ 1,709  $ 1,770
 Core earnings
  (loss)             (357)    (236)     373      200      272      293
   Operating
    margin          -52.1%   -27.9%    23.6%    12.3%    15.9%    16.6%
                  =======  =======  =======  =======  =======  =======

 Total Revenues
 Consumer Plan    $ 4,092  $ 3,906  $ 4,238  $ 3,146  $ 3,269  $ 3,141
 Insurance
  Marketing         5,267    4,923    4,468    4,331    4,077    2,370
 Regional
  Healthcare          685      847    1,580    1,620    1,709    1,770
 Corporate             14        5        4        5       10       17
                  -------  -------  -------  -------  -------  -------
   Consolidated
    total         $10,058  $ 9,681  $10,290  $ 9,102  $ 9,065  $ 7,298
                  =======  =======  =======  =======  =======  =======

 Total Core
  Earnings
 Consumer Plan    $   251  $   157  $   448  $   327  $   314  $   268
 Insurance
  Marketing           347      340      297      212      178       22
 Corporate           (413)    (517)    (559)    (492)    (536)    (416)
                  -------  -------  -------  -------  -------  -------
   Irving based
    operations        185      (20)     186       47      (44)    (126)
 Regional
  Healthcare         (357)    (236)     373      200      272      293
                  -------  -------  -------  -------  -------  -------
   Consolidated
    total         $  (172) $  (256) $   559  $   247  $   228  $   167
                  =======  =======  =======  =======  =======  =======

 1)  Certain amounts have been reclassified to conform to the current period's presentation
 2)  4Q07 and later results include Protective Marketing Enterprises -
     acquired October 1, 2007
 3)  1Q07 results exclude January 2007 results - Insurance Marketing was acquired January 30, 2007

CONTACT:  Access Plans USA, Inc.
          Nancy Zalud, VP-Communications
          972-915-3218